-------------------------------------------------------------

               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549
                           _________

                           FORM 8-K

                        CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


              Date of Report:  March 15, 2001
              (Date of earliest event reported)


                 D E E R E   &   C O M P A N Y
     (Exact name of registrant as specified in charter)

                           DELAWARE
       (State or other jurisdiction of incorporation)

                           1-4121
                   (Commission File Number)

                         36-2382580
               (IRS Employer Identification No.)

                    One John Deere Place
                   Moline, Illinois  61265
    (Address of principal executive offices and zip code)

                        (309)765-8000
    (Registrant's telephone number, including area code)

          _______________________________________
(Former name or former address, if changed since last report.)

--------------------------------------------------------------

Item 9.  Regulation FD Disclosure.

         DEERE WEBSITE TO BROADCAST CEO REMARKS TO ANALYSTS

         (15 March 2001) Deere & Company said today it will broadcast next week's meeting with security analysts and investors over the Internet. The meeting will feature remarks outlining the company's strategic direction by Robert W. Lane, chairman and chief executive officer, and will include a discussion period with attendees. Also speaking will be Nathan
J. Jones, senior vice president and chief financial officer.

         The meeting will take place on Thursday, March 22, beginning at 4:30 p.m. EST and can be accessed at www.deere.com using Windows Media Player or RealPlayer. An archived version will be available on the Deere website for a period of time afterward.

         John Deere is the world's foremost producer of agricultural equipment as well as a leading manufacturer of construction, forestry, and commercial and consumer equipment.
The company, in addition, provides credit, special technology, and managed health-care products and services.

                           SIGNATURE


    Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.




                               DEERE & COMPANY



                               By: /s/ MICHAEL A. HARRING
                                   -------------------------
                                   Michael A. Harring,
                                   Secretary


Dated:  March 15, 2001


Page 3